UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	October 27, 2015

Weyland Tech Inc.

 (Exact name of registrant as specified in its charter)

Delaware	000-51815	46-5057897
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9/F, The Wellington
198 Wellington Street, Central
Hong Kong HKSAR
(Address, including zip code, of principal executive offices)

Registrant’s telephone number, including area code	+852 9316 6780

                     N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02  APPOINTMENT OF DIRECTORS

(a) Appointment of Directors

Effective October 27, 2015 the following individuals were appointed as a new members of our board of directors (“New Directors”):

Name	Age	Position
Jason Chang	44	Director

There are no existing family relationships amongst our Directors.

Jason Chang began his career in Silicon Valley and has been in the technology, product management, sales and marketing sector for over 20 years.  He has co-founded, incubated and personally invested into start-ups and led the transformation from hyper growth to exit.

Jason is now the Regional Head for National Sales in Groupon Asia, a NASDAQ listed company, where he oversees the sales, partnerships and business development for strategic accounts for Groupon.  He has been with Groupon Asia for over 3 years and is directly responsible in achieving double digit year on year revenue growth since he took over this vertical.  He was voted as the top performer and top manager, 2 years in a row at Groupon Asia.  He has also grown and led sales and marketing teams in Singapore, Malaysia, Indonesia, Taiwan and Hong Kong.

Before Groupon, Jason was in senior management roles in marketing, product management and operations for several start-ups in the advertising, media and online publishing space in Asia.  Before coming back to Asia in 2001, Jason worked with several Silicon Valley companies, most notable of which was Cybersource, where he was an early employee and involved in engineering and technical roles.  Cybersouce went IPO and was later acquired by VISA.

Jason was a pre-medical student in University of California, Berkeley, where he graduated with a Bachelor’s degree in Biology.

ITEM 7.01  REGULATION FD DISCLOSURE

On October 28, 2014, Weyland Tech Inc. issued a press release announcing it has signed a letter of intent for a strategic licensing agreement with Uklipz Social Media Inc.

A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference in its entirety.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements of Businesses Acquired: None

(b) Pro-Forma Financial Statements: None

(c) Exhibits:

99.1	Press Release issued October 28, 2015 by Weyland Tech Inc.* * This exhibit is intended to be furnished and shall not be deemed "filed” for purposes of the Securities Exchange Act of 1934, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Weyland Tech Inc.

Dated: October 28, 2015	By: /s/ Brent Y. Suen
Name: Brent Y. Suen
Title: President & CEO